U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 6, 2003
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                                 ASPENBIO, INC.
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               (Exact Name of Registrant as Specified in Charter)


Commission file number: 0-50019


        84-1553387                                          Colorado
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


1585 S. Perry Street, Castle Rock, CO                             80104
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(Address of principal executive offices)                         (Zip Code)

                                 (303) 794-2000
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               Registrant's telephone number, including area code


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                                 AspenBio, Inc.

                    Information to be Included In the Report

Item 5. Other Events and Regulation FD Disclosure.
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     On June 6, 2003,  the  Company  issued a news  release,  a copy of which is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.
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     (c) Exhibits.

          99.1 News Release, dated June 6, 2003.

                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                          AspenBio, Inc.
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                                                          (Registrant)


Date: June 6, 2003                                        /s/ Roger D. Hurst
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                                                          Roger D. Hurst
                                                          President